INITIAL PUBLIC OFFERING ("IPO") AND SECONDERY OFFERING	12 Months Ended
Dec. 31, 2015
INITIAL PUBLIC OFFERING ('IPO') AND SECONDARY OFFERING [Abstract]
INITIAL PUBLIC OFFERING ('IPO') AND SECONDARY OFFERING

NOTE 2 - INITIAL PUBLIC OFFERING ("IPO") AND SECONDERY OFFERING

On October 2, 2013, the Company closed its IPO in the United States with respect to the sale of 5,073,800 ordinary shares. In connection with the IPO, the Company's ordinary shares were listed on the NASDAQ Global Select Market. The IPO price was $14 per share. After deducting the underwriting discount and the offering expenses, the net proceeds to the Company from the offering amounted to $62,838,000. The number of shares offered included the underwriters' option to purchase an additional 661,800 ordinary shares at the IPO price that was exercised in full prior to closing.

Upon the closing of the IPO, all warrants issued to the Company's former preferred shareholders were exercised for preferred shares, which subsequently converted together with all other outstanding preferred shares into ordinary shares. The following table details the number of ordinary shares outstanding following the closing of the IPO as of October 2, 2013:

Number of shares
Ordinary shares outstanding at September 30, 2013	3,167,304
Ordinary shares issued following the conversion of the preferred shares outstanding	12,905,312
Ordinary shares issued following the exercise of preferred share warrants and subsequent conversion	385,084
Ordinary shares issued in the IPO (including the underwriters' option to purchase additional shares)	5,073,800
Total ordinary shares outstanding at October 2, 2013	21,531,500

In connection with the closing of the IPO and in accordance with their original terms, the vesting period for certain options was accelerated such that options to purchase 262,888 ordinary shares vested and became exercisable upon the closing of the IPO and options to purchase 224,740 ordinary shares vested and became exercisable after one year from the closing of the IPO. Additionally, restricted shares, whose vesting was also subject to the occurrence of a change in control event (i.e. closing of an IPO) will vest according to their vesting schedule, see also Note 9d.

In addition, following the closing of the IPO, the Company's Board of Directors approved a grant of 9,520 fully vested restricted shares to the Company's then-current Vice Chairman of the Board of Directors, see also Note 9d.

Accordingly, the Company recorded $0.9 million of share-based compensation expense in the fourth quarter of 2013 in respect of vested options and restricted shares.

In addition, the Company recorded $1.0 million of expense in respect of IPO-related bonuses to certain employees. Such bonuses were partly subject to the closing of the IPO ($0.5 million) and partly subject to the Company's market capitalization exceeding an agreed upon level for at least 30 trading days within 24 months following its IPO ($0.5 million). As all conditions were met, the Company recorded the expense in the fourth quarter of 2013.

On March 5, 2014, the Company closed a registered public offering by certain selling shareholders of 5,403,685 ordinary shares at $28.00 per share, which included 704,828 shares purchased pursuant to the full exercise of the underwriters' option to purchase additional shares. The Company did not receive any proceeds from the sale of these shares. The Company recognized in the statement of operations and comprehensive income $0.4 million expenses in respect of such offering.